Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Preservation Plus Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                     /s/Julian Sluyters
                                                     Julian Sluyters
                                                     Chief Executive Officer
                                                     Scudder Preservation Plus
                                                     Fund, a series of Scudder
                                                     Advisor Funds III

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group









Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Preservation Plus Fund, a series of Scudder Advisor Funds III, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                      /s/Paul Schubert
                                                      Paul Schubert
                                                      Chief Financial Officer
                                                      Scudder Preservation Plus
                                                      Fund, a series of Scudder
                                                      Advisor Funds III